                                                                   EXHIBIT 10.80

                                   AGREEMENT

The Parties to this Agreement are:

Floridino's, Inc. (aka Floridino's Cafe) and Rockets Red Glare, Inc. (aka Rockets).

                             CONSIDERATION AND TERMS

Floridino's Cafe agrees to provide all food services to Barnes and Noble pursuant to its Agreement. Floridino's Cafe hereby contracts with Rockets to provide all food services to Barnes and Noble including preparation, packaging and delivery.

FURTHER, commencing November 1, 2000, Floridino's agrees to remit and Rockets agrees to accept a three (3) percent discount on all its invoices billed to Floridino's Cafe by Rockets pursuant to the Barnes and Noble Contract.

__________________________________               _______________________________
Floridino's Inc.                                 Date

__________________________________               _______________________________
Rockets Red Glare, Inc.                          Date